January 9, 2008

This communication contains statements and information that constitute forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. These statements are based on Insituform’s current expectations and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Risks, uncertainties and assumptions include, without limitation, the company’s expectations regarding the growth of its markets and the results to be achieved from its initiatives. Insituform assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.
Investors are advised to review the Company’s annual, quarterly and periodic reports filed with the Securities and Exchange Commission.

Agenda
Insituform world headquarters
• Company Description
• Strategic Direction
• Organizational Update
• Financial Outlook
• Conclusion

Company Overview
• Insituform (NASDAQ: INSU) is a
 leading provider of trenchless
 rehabilitation for water, wastewater,
 and industrial pipes
• Headquartered in St. Louis, MO
 with operations in over 40 countries
• Revenue ~ $600 million
• Market cap ~ $420 million
• Employees ~ 2,200

Company Overview
Insituform Blue™ project in Colorado Springs
• Ranked #1 wastewater
 specialty contractor by
 Engineering News Record
 (ENR) in 2006
• Ranked #2 behind GE in
 water industry by
 ChangeWave Alliance
 survey in 2007
• Vertically integrated to
 provide one point of
 contact from R&D to
 manufacturing to
 installation

Agenda
Insituform Blue™ iTAP™
• Company Description
• Strategic Direction
• Organizational Update
• Financial Outlook
• Conclusion

Insituform Strategy
Maximize Shareholder Value

Strategic Imperatives
• Diversify by Product,
 Geography and Customer
 Segment
• Optimize NAR
• Integrate and Grow Europe
• Realign Overhead
• Pursue Inorganic Growth

Diversify

Optimize NAR
iPlus™ Infusion™ Wet Out Tower

Integrate and Grow Europe
Insituform in Berlin, Germany

Realign Overhead
• Current
 – Continue to reduce corporate run rate to
 increase profitability
 • 2007 reduced by approximately $5 million
 – Identify additional low- and non-value added
 overhead through comprehensive review
• Future
 – Continue to reduce total overhead to achieve
 $12 million in annualized savings
 – Reinvest $4 million of savings in strategic
 imperatives to achieve $8 million in net savings

Pursue Inorganic Growth
Exploring growth in new areas
• Future
 – Ally with, invest in, and/or
 acquire companies that offer
 differentiated pipeline
 technologies and services
 that are complementary to
 current distribution channel
 and/or companies that offer
 complementary distribution
 channels in geographic or
 customer segments where
 the Company does not
 already enjoy significant
 presence.
• Current
 – Establish strong competency
 in corporate venturing

Agenda
• Company Description
• Strategic Direction
• Organizational Update
• Financial Outlook
• Conclusion

Organizational Update
• Search Committee and search firm continue to
 conduct first- and second-round interviews of
 CEO candidates
• Expect to name a new CEO in Q1 2008
• Realigned management structure to facilitate
 execution of strategic imperatives
 – COO (Optimize NAR and Integrate and Grow Europe)
 – CFO (Realign Overhead)
 – VP - Strategic Business Initiatives (Diversify by
 Geography, Customer Segment and Product)
 – VP - Marketing and Technology (Pursue Inorganic
 Growth)
 – CAO (support to all imperatives)
 – VP - Business Integration (Integrate Europe and
 Pursue Inorganic Growth)

Agenda
• Company Description
• Strategic Direction
• Organizational Update
• Financial Outlook
• Conclusion

Financial Outlook

Management Compensation
• Short-term, cash
 incentive
 compensation tied to
 corporate net income
• Long-term, non-cash
 incentive
 compensation tied to
 financial targets
 (restricted stock) and
 appreciation in stock
 price (stock options)

Agenda
• Company Description
• Strategic Direction
• Organizational Update
• Financial Outlook
• Conclusion